Exhibit 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 3 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Tengasco, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 4th day of May, 2006.


Dated: May 4, 2006

                                SC FUNDAMENTAL VALUE FUND, L.P.

                                By: SC Fundamental LLC, as General Partner

                                By: /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler, Member


                                SC FUNDAMENTAL LLC

                                By: /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler, Member


                                SC FUNDAMENTAL VALUE BVI, LTD.

                                By: SC Fundamental Value BVI, Inc., as
                                    managing general partner of investment
                                    manager

                                By: /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler, Vice President


                                SC-BVI PARTNERS

                                By: SC Fundamental Value BVI, Inc., as
                                    managing general partner

                                By: /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler, Vice President

                                PMC-BVI, INC.

                                By: /s/ Peter M. Collery
                                    -------------------------------------------
                                    Peter M. Collery, President


                                SC FUNDAMENTAL BVI, INC.

                                By: /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler, Vice President


                                    /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    Peter M. Collery (1)


                                    /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler


                                    /s/ Neil H. Koffler
                                    -------------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    John T. Bird (2)



(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.


(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit No. 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.



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